SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2003

Commission file number 1-14287
USEC Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	52-2107911 (I.R.S. Employer Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda MD (Address of principal executive offices)	20817 (Zip Code)

Registrant’s telephone number, including area code: (301) 564-3200

Item 12. Results of Operations and Financial Condition

     On October 29, 2003, USEC Inc. issued a press release announcing financial results for the three and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

October 30, 2003	By /s/ Henry Z Shelton, Jr.
Henry Z Shelton, Jr.
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

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